Exhibit 99.1350CERT


     Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Robert C. Doll, Jr., Chief Executive Officer of Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: April 20, 2006


                                       /s/ Robert C. Doll, Jr.
                                       -----------------------
                                       Robert C. Doll, Jr.,
                                       Chief Executive Officer of
                                       Merrill Lynch Fundamental Growth
                                       Principal Protected Fund of
                                       Merrill Lynch Principal Protected Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust and will be retained by Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust and furnished to the Securities and Exchange Commission or its staff upon request.



Exhibit 99.1350CERT


     Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: April 20, 2006


                                       /s/ Donald C. Burke
                                       --------------------
                                       Donald C. Burke,
                                       Chief Financial Officer of
                                       Merrill Lynch Fundamental Growth
                                       Principal Protected Fund of
                                       Merrill Lynch Principal Protected Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust and will be retained by Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust and furnished to the Securities and Exchange Commission or its staff upon request.